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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                      February 12, 2004 (February 12, 2004)
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                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                   Delaware        1-11178         13-3662955
     -------------------- ------------------------ -------------------------
        (State or Other     (Commission File No.)      (I.R.S. Employer
        Jurisdiction of                                Identification
        Incorporation)                                 No.)

               237 Park Avenue
               New York, New York                    10017
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               (Address of Principal               (Zip Code)
               Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 12, 2004, Revlon, Inc. issued a press release announcing its earnings for the fourth quarter and full fiscal year ended December 31, 2003. The press release is attached hereto as Exhibit 99.1.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               REVLON, INC.


                                               By: /s/ Robert K. Kretzman
                                                   -----------------------------
                                               Robert K. Kretzman
                                               Executive Vice President, General
                                               Counsel and Chief Legal Officer

Date: February 12, 2004

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                                EXHIBIT INDEX


        Exhibit No.             Description
        -----------             -----------

        Exhibit 99.1            Press Release dated February 12, 2004.



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